UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fintech Scion Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fintech Scion Limited

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 22, 2023

9:00AM Eastern Standard Time

TO THE STOCKHOLDERS OF FINTECH SCION LIMITED:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Fintech Scion Limited, a Nevada corporation (the “Company”), which will be held virtually on August 22, 2023, at 9:00 a.m. Eastern Standard Time, and will be accessible virtually at www.[ ], for the following purposes

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of PAN-CHINA SINGAPORE PAC as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3. To approve an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation” or “Charter”) to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock at a stock split ratio between 1-for-[4] and 1-for-[25], with the ultimate ratio to be determined by the Board of Directors in its sole discretion (the “Reverse Stock Split”), the implementation and timing of which shall be subject to the discretion of the Board of Directors; and

4. To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on July 3, 2023 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held on August 22, 2023

Electronic copies of the Notice of Annual Meeting, our Proxy Statement and our Annual Report on From 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) are available online at www.[   ].

By the Order of the Board of Directors

/s/ Shalom Dodoun
Shalom Dodoun
Chief Executive Officer

Dated: [*], 2023

Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Fintech Scion Limited

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

PROXY STATEMENT FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 22, 2023

The Board of Directors (the “Board”) of Fintech Scion Limited (“the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on August 22, 2023, at 9:00 a.m. Eastern Standard Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.

We intend to begin mailing the attached notice of the Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on or about [*], 2023 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on July 3, 2023 are entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

How do I attend the Annual Meeting?

The Annual Meeting will be held on August 22, 2023, at 9:00 a.m. Eastern Standard Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call accessible by calling ___-___-____ (toll free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call ___-___-____ (toll free) or email _____________.com

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

Stockholders of Record. Stockholders of record as of the Record Date can participate and vote their shares in the Annual Meeting by visiting ___________ and entering the ___-digit control number included on their Proxy Card.

Beneficial Owners. If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend the Annual meeting, but may participate and vote at the Annual Meeting only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Who is Entitled to Vote?

The Board has fixed the close of business on July 3, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were [*] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are three (3) matters scheduled for a vote:

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of PAN-CHINA SINGAPORE PAC, as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

3. To approve an amendment to the Company’s amended and restated articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock at a split ratio of between 1-for-[4] and 1-for-[25] as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your proxy card.

2. Vote by Mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote by Phone. Up until 11:59PM Eastern Standard Time on the day before the Annual Meeting record holders as of the Record Date can vote by phone at ___________.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote by Phone. Up until 11:59PM Eastern Standard Time on the day before the Annual Meeting beneficial owners as of the Record Date can vote by phone at ___________.

If you vote by Internet or Phone, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, the equivalent of [*] shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “FOR” the election of each of the four (4) members to our Board of Directors;

2. “FOR” the ratification of the appointment of PAN-CHINA SINGAPORE PAC as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

3. “FOR” the amendment to our amended and restated articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio between 1-for-[4] and 1-for-[25] as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Nevada law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four (4) members to our Board of Directors	Plurality of the votes cast (the five directors receiving the most “FOR” votes)

Ratification of the Appointment of PAN-CHINA SINGAPORE PAC, as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2023	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Amendment to our amended and restated articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio between 1-for-[4] and 1-for-[25] as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting	The affirmative vote of the holders of a majority of the outstanding shares of our common stock.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Fintech Scion Limited, Portman House, 2 Portman Street London, W1H 6DU United Kingdom. Your most current proxy card or Internet proxy is the one that will be counted.

 Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

 Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under the laws of the State of Nevada or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2024 Annual Meeting?

Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary.

To be timely for the 2024 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between [*, 2024] and [*, 2024]. A stockholder’s notice to the Corporate Secretary must set forth the information required by our bylaws as to each matter the stockholder proposes to bring before the 2024 Annual Meeting of Stockholders.

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must be submitted in writing to our Secretary at Fintech Scion Limited, Portman House, 2 Portman Street London, W1H 6DU United Kingdom, and received no later than [*, 2024], to be includable in our proxy statement and related proxy for the 2024 Annual Meeting. However, if the date of the 2024 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, [*, 2024], to be considered for inclusion in proxy materials for our 2024 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at Fintech Scion Limited, Portman House, 2 Portman Street London, W1H 6DU United Kingdom, a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal that is not to be included in the proxy materials for the 2024 Annual Meeting, your proposal must be submitted in writing to our Secretary at Fintech Scion Limited, Portman House, 2 Portman Street London, W1H 6DU United Kingdom by [*], 2024. However, if the date of the 2024 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, [*], 2024, to be brought before our 2024 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary 1 Fintech Scion Limited, Portman House, 2 Portman Street London, W1H 6DU United Kingdom, a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the four (4) director nominees set forth herein. Members of the Board and executive officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm or Proposal 3, the amendment to our amended and restated articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-[4] and 1-for-[25] as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board’s Role in Risk Oversight

The Board assesses on an ongoing basis the risks faced by the Company. These risks include financial, technological, competitive, and operational risks. The Board dedicates time at each of its meetings to review and consider the relevant risks faced by the Company at that time. In addition, since the Company does not have an Audit Committee, the Board is also responsible for the assessment and oversight of the Company’s financial risk exposures.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Committee of our Board of Directors

The Board has a compensation committee, which is chaired by Mr. Berman.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. As the Company recently became a reporting company, no annual meeting of the stockholders was held last year.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

FINTECH SCION LIMITED

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Members of our Board of Directors will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. Members of our Board of Directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, diversity of viewpoint (including diversity of race, ethnicity, gender, age, education, cultural background and professional experience), career specialization, relevant technical, leadership or governance skills, or financial acumen, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, our members of the Board of Directors consider these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our corporate governance guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our corporate governance guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Our Board of Directors considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Board of Directors. Stockholder recommendations may be submitted to the Board of Directors in care of the Corporate Secretary at the address set forth under “Communication with Directors.”

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four (4) directors to hold office until the 2023 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the four (4) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of [*], 2023.

Name	Age
Shalom Dodoun	42
Lim Chun Hoo	33
Colin Ellis	61
Richard Berman	80

Shalom Dodoun – Chief Executive Officer & Director

Mr. Dodoun is the founder, director and CEO of Fintech Scion Limited (“Fintech”), a wholly-owned subsidiary of the Company and a premier provider of innovative payment solutions. With over 15 years’ experience in the payments and banking industry, Mr. Dodoun is a highly regarded expert in the field. He has extensive global experience in the development of cutting-edge payment systems, Electronic Money Institutions, and Payment Service Providers across Europe. As a thought leader in the payments and banking sector, Mr. Dodoun is recognized for his drive for innovation and his commitment to delivering superior quality solutions. Under his leadership, FintechCashier, has become a trusted partner to a growing client base worldwide, winning numerous awards for exceptional customer support and service.

Lim Chun Hoo – Chief Financial Officer & Director

Mr. Lim is the director of FintechCashier Asia P.L.C. (“FintechCashier Asia”, and formerly known as HWGG Capital P.L.C.), a wholly-owned subsidiary of the Company. From May, 2020 to April, 2022, he served as a director in a digital investment bank company, HWG Digital Investment Bank (Malaysia) P.L.C.. From November, 2020 to August, 2022, he served as a director under Fintech Bank Limited. He was also served as a director of Ho Wah Genting Holiday Sdn Bhd since November, 2014 until October, 2021. From August, 2013 to May, 2014, he was Senior Share Investment Executive at Public Bank Berhad. In August, 2010, he joined PT Ho Wah Genting, Indonesia as a business analyst, and served as an assistant of vice president from December, 2011 until August, 2013. Mr. Lim received a Bachelor of Arts (Honours) in Finance and Investment Management from the University of Northumbria, Newcastle-upon-Tyne, United Kingdom in 2010.

Colin Ellis - Director

Mr. Ellis is the Senior Partner of Anstey Bond LLP, a London firm of chartered accountants, which he founded in January 2011. Mr. Ellis has a well-developed background in international corporate finance, having served as Auditor and Advisor to UK companies listed on the London Stock Exchange and Alternative Investment Market (AIM), along with other junior market-listed public companies, including entities in the Mining and Innovation Technology sectors. Mr. Ellis holds several directorships and provides financial knowledge for a range of companies, from start-ups to public companies. His 35 years of experience in the international finance industry have enabled Mr. Ellis to develop a sound knowledge of running both UK-based and international companies.

Richard Berman

Mr. Berman became a member of our Board of Directors in February 2023 and serves as Chairman of the Compensation Committee. Mr. Berman’s business career spans over 40 years of venture capital, senior management and merger & acquisitions experience. Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets.  Mr. Berman is currently a director of five publicly traded companies:  Cryoport, Inc., Comsovereign Holding Corp., BioVie, Inc., Context Therapeutics Inc. (where he is Chairman) and Genius Group Limited. Mr. Berman also serves as Audit Committee Chairman for Cryoport Inc., Biovie Inc. and Genius Group Limited. Mr. Berman also served as a director of Cuentas, Inc. from 2018 through 2022. Over the last decade he has served on the board of six companies that have reached over $1 billion in market capitalization – Cryoport, Advaxis, EXIDE, Internet Commerce Corporation, Strategic Funding Source, Inc. (Kapitus) and Ontrak (Catasys). Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980’s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions.  He is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA.  He also has U.S. and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s financial and business expertise, including his background in biotechnology, international management and banking, and his extensive experience as a director in the public company context makes him well-qualified to serve as a member of our Board of Directors.

Board Diversity Matrix

Our Board of Directors is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey as of [*], 2023 are included in the matrix below.

Board Diversity Matrix (As of [*], 2023)
Total Number of Directors				4
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of [*], 2023, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Shalom Dodoun	42	Chief Executive Officer	2023
Lim Chun Hoo	33	Chief Financial Officer & Secretary	2023

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Principal Executive Officer and our other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”) for fiscal years December 31, 2022 and 2021.

Name & Principal Position	Year	Salary	Bonus	Stock In Lieu of Cash Bonus	Equity Incentive Plan Grants	Other	Total
Existing Executive Officers
Shalom Dodoun	2022	$142,005	$-0-	$-0-	$-0-	$-0-	$142,005
(CEO)	2021	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Previous Executive Officers

Leong Yee Ming	2022	$46,971	$-0-	$-0-	$-0-	$-0-	$46,971
(Previous CEO and CFO)	2021	$44,886	$-0-	$-0-	$-0-	$-0-	$44,886

Outstanding Equity Awards at December 31, 2022

There were no equity awards held by our named executive officer as of December 31, 2022.

Director Compensation

The Company accrued or paid compensation to its directors for serving in such capacity, as shown in the table below.

Director	Year	Option Awards	Restricted Stock Unit Awards	Fees Earned or Paid in Cash	Total
Shalom Dodoun	2022	$–	$–	$142,005	$142,005
Lim Chun Hoo	2022	$–	$–	$–	$–
Colin Ellis	2022	$–	$–	$–	$–
Richard Berman	2022	$–	$–	$–	$–

Employment Agreements

On November 1, 2015 the Company, through its previous subsidiary, Vitaxel Sdn Bhd (“VSB”), entered into a Consulting Services Agreement (the “Consulting Agreement”) with Mr. Leong Yee Ming (Mr. Leong) pursuant to which Mr. Leong provides management services. The Consulting Agreement expired on July 31, 2016, which was extended several times. Pursuant to the Consulting Agreement and all renewal agreements, Mr. Leong was initially received a monthly consulting fee of RM12,000 per month (approximately US$2,896 per month) and an expense allowance of RM2,000 per month (approximately US$483 per month). Effective January 1, 2017, Mr. Leong monthly consulting fee had been increased to RM17,000 per month (approximately US$4,102 per month), with no longer any expense allowance and effective September 1, 2020, the monthly consulting fee received by Mr. Leong was revised to RM13,600 (approximately $3,282 per month). Due to the effect of COVID-19 pandemic, commencing from March 1, 2021, the monthly consulting fee received by Mr. Leong was further revised to RM8,000 (approximately $1,931 per month). Effective from May 1, 2021, Mr. Leong monthly consulting fee had been revised back to RM17,000 per month (approximately US$4,102 per month). The Consulting Agreement effectively departed from the Company upon VSB ceased to be the subsidiary of the Company on December 30, 2022. On February 23, 2023, Mr Leong resigned from his position from the Board.

Other than as set forth above, none of the Company’s executive officers have employment agreements directly with the Company, although they may enter into such agreements in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on [*] and shares of our common stock outstanding, as of the Record Date.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Fintech Scion Limited, Portman House, 2 Portman Street, London, W1H 6DU United Kingdom.

		Percentage of
	Number of Shares	Common Stock
Beneficial Owner	Beneficially Owned	Beneficially Owned
Directors and Executive Officers
Shalom Dodoun(1)	83,257,354	41.9%
Lim Chun Hoo(2)	50,081,570	25.2%
Colin Ellis(3)	–	–
Richard Berman(4)	–	–
All Officers and Directors as a Group (4 persons)	133,338,924	67.1%

(1)	Mr. Dodoun is the CEO and Director of the Company, and the director of Fintech Scion Group, a wholly-owned subsidiary of the Company.
(2)	Mr. Lim is the CFO, Secretary and Director of the Company, and the director of FintechCashier Asia P.L.C. (formerly known as HWGG Capital P.L.C.), a wholly-owned subsidiary of the Company.
(3)	Mr. Ellis is the Director of the Company.
(4)	Mr. Berman is the Director of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2022.

	Equity Compensation Plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	–	$–	–
Equity compensation plans not approved by security holders	310,029	$–	3,689,971
Total	310,029	$–	3,689,971

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2023

The Board has appointed PAN-CHINA SINGAPORE PAC (“PAN”) to serve as our independent registered public accounting firm for the year ending December 31, 2023. PAN has acted as our auditor since November 26, 2021.

A representative of PAN is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Board of Directors retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Board of Directors consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters as are required to be discussed with the Board of Directors under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022, the Board of Directors has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed by PAN:

	Year Ended
	December 31,
	2022	2021
Audit Fees	$62,500	$24,000
Audit-Related Fees	$58,000	$–
Tax Fees	$–	$–
All Other Fees	$–	$–
Total	$120,500	$24,000

As used in the table above, the following terms have the meanings set forth below.

Audit Fees

The fees for professional services rendered in connection with the audit of the Company’s annual financial statements, for the review of the financial statements included in the Company’s interim reports and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including issuance of comfort letters.

Audit-Related Fees

The fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

The fees for products and services provided, other than for the services reported under the headings “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our Board of Directors is required to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. Our Board of Directors has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the Board of Directors. If such authority is delegated, such delegated members of the Board of Directors must report to the full Board of Directors at the next meeting of the Board of Directors all items pre-approved by such delegated members. In the fiscal years ended December 31, 2022 and 2021 all of the services performed by our independent registered public accounting firm were pre-approved by the Board of Directors.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain PAN.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of PAN as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PAN-CHINA SINGAPORE PAC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES

OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

Our Board is recommending that our stockholders approve a proposed amendment to our Amended and Restated Articles of Incorporation in substantially the form attached hereto as Annex A, to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-[4] and 1-for-[25], as determined by the Board of Directors in its sole discretion, at any time prior to the one-year anniversary of this Annual Meeting. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Nevada.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below.

Purpose of the Proposed Reverse Stock Split

The Board of Directors believes that a reverse stock split could be desirable for two reasons. First, the Board believes that a reverse stock split could improve the marketability and liquidity of our common stock. Second, the Board of Directors believes that a reverse stock split could facilitate the listing of our common stock on a U.S. national securities exchange such as The NASDAQ Stock Market or the NYSE MKT.

The Board of Directors believes that the increased market price of our common stock expected as a result of implementing a reverse split could improve the marketability and liquidity of our stock and will encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the share price should not, by themselves, affect the marketability of our common stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. The Board of Directors is aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within brokerage firms from dealing in low-priced stocks. Institutional investors typically are restricted from investing in companies whose stocks trade at less than five dollars per share. Stockbrokers may also be subject to restrictions on their ability to recommend stocks trading at less than five dollars per share because of the general presumption that such securities may be highly speculative. In addition, the structure of trading commissions tends to adversely affect holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-[4] and 1-for-[25] as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and;

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Amended and Restated Articles of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account the current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Split

If the reverse stock split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock and to reduce the number of shares of common stock issuable upon conversion of the preferred stock, and exercise of stock options and warrants, based on the reverse stock split ratio selected by the Board of Directors. We are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our common stock currently trades on the OTC Pink Market. The reverse stock split would not affect the registration of our common stock under the Exchange Act or the quotation of our common stock on the OTC Pink Market.

The reverse stock split would be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio would be the same for all issued and outstanding shares of common stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except for negligible amounts resulting from the rounding up of fractional shares. After the reverse stock split, the shares of our common stock would have the same voting rights and rights to dividends and distributions and would be identical in all other respects to our common stock now authorized. The reverse stock split would not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The reverse stock split is not intended to be, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Board Discretion to Implement or Abandon Reverse Split

The reverse split would only be effected upon a determination by the Board of Directors that the reverse split (with an exchange ratio determined by the Board of Directors as described above) is in the best interest of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, our ability to meet stock exchange listing requirements, existing and expected marketability and liquidity of our common stock, our financial condition and ability to execute our business plans, and the expense of effecting the reverse split. Notwithstanding approval by the stockholders of the reverse split, the Board of Directors may, in its sole discretion, determine not to effect the reverse split. If the Board of Directors fails to implement the reverse split on or prior to the one-year anniversary of this meeting, stockholder approval again would be required prior to implementing any reverse stock split.

Accounting Matters

The reverse stock split may affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•	While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Dissenter’s Rights

Under Chapter 78 of the Nevada Revised Statutes, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding amendment to our Amended and Restated Articles of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the reverse stock split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.

As described above in “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the reverse stock split. Instead, we will issue one (1) full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the reverse stock split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Recommendation of our Board

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK AT A REVERSE STOCK SPLIT RATIO OF BETWEEN 1-FOR-[4] AND 1-FOR-[25], AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, PRIOR TO THE ONE-YEAR ANNIVERSARY OF THIS ANNUAL MEETING.

CERTAIN TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2021 or any currently proposed transaction, to which we were or are to be a participant and in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know hold more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements with our directors and executive officers.

Amounts due from Related Parties

For the years ended December 31, 2022 and 2021, the total amounts due from related parties were $ 1,296,935 and $ 49,805, respectively. These advances were unsecured, non-interest bearing and due on demand. The breakdown of certain amount due from related parties are as below:

Dato’ Lim Hui Boon, the previous president of the Company who resigned in February 2023, is also 1) the Group President of Ho Wah Genting Berhad (“HWGB”), a company listed in Bursa Malaysia Main Market, and the amount due from HWGB for the years ended December 31, 2022 and 2021 were zero and $5,030 respectively; 2) the Group President of Ho Wah Genting Group Sdn Bhd (“HWGGSB”), meanwhile Lim Chun Hoo, the director of the Company, is also the director of HWGGSB. As of December 31, 2022, and 2021, the amount due from HWGGSB were $799,094 and zero, respectively.

Lim Chun Hoo, the director of the Company, is also the director of HWG Fintech International Ltd (“HWGFI”). As of December 31, 2022, and 2021, the amount due from HWGFI were $497,841 and zero, respectively.

Leong Yee Ming, the previous CEO, CFO, Secretary and director of the Company who resigned in February 2023, is also 1) a director of Asia Food People Sdn Bhd (“AFP”), and the amount due from AFP for the years ended December 31, 2022 and 2021 were zero and $3,252 respectively; 2) a director of G2lux Sdn Bhd (“G2lux”), and the amount due from G2lux for the years ended December 31, 2022 and 2021 were zero and $37,099 respectively; 3) a director of Snatch Asia Sdn Bhd (“SASB”), and the amount due from SASB for the years ended December 31, 2022 and 2021 were zero and $4,424 respectively.

Amounts due to Related Parties

For the years ended December 31, 2022 and 2021, the total amounts due to related parties were $2,463,833 and $4,267,033 respectively. These advances were unsecured, non-interest bearing and due on demand. The breakdown of certain amount due to related parties are as below:

Dato’ Lim Hui Boon, the previous president of the Company who resigned in February 2023, and Lim Chun Hoo, the director of the Company, are, respectively, the Group President and the director of HWGGSB. As of December 31, 2022, and 2021, the amount due to HWGGSB were zero and $626,308 respectively.

For the years ended December 31, 2022 and 2021, the amount due to Dato Lim Hui Boon, the previous president of the Company who resigned in February 2023, were zero and $71,857, respectively.

Lim Wee Kiat, a previous CFO, secretary and director of the Company who resigned in July 2020, is also a director of Ho Wah Genting Holding Sdn Bhd (“HWGHSB”). For the years ended December 31, 2022 and 2021, the amount due to HWGHSB were zero and $59,880, respectively.

Leong Yee Ming, the previous CEO, CFO, secretary and director of the Company who resigned in February 2023, is also 1) a director of Grande Legacy Inc (“GL”), and the amount due to GL for the years ended December 31, 2022 and 2021 were $266,610 and $3,506,976 respectively; 2) a director of Grandelife Inc (“Grandelife”), and the amount due to Grandelife for the years ended December 31, 2022 and 2021 were $329,565 and $2,012 respectively; 3) a director of Vitaxel Sdn bhd (“Vitaxel”), a previous subsidiary of the Company, and the amount due to Vitaxel for the years ended December 31, 2022 and 2021 were $23,933 and zero respectively.

Lim Chun Hoo, the director of the Company, is also a previous director of Ho Wah Genting Investment Bank (Labuan) P.L.C.. As of December 31, 2022, and 2021, the amount due to HWGDIB were $1,596,825 and zero, respectively.

For the years ended December 31, 2022 and 2021, the amount due to Shalom Dodoun, the CEO and director of the Company, were $ 246,900 and zero, respectively.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at +44 203 982 5041 or submit a request in writing to our Secretary, c/o Fintech Scion Limited, Portman House, 2 Portman Street, London, W1H 6DU United Kingdom. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 may be obtained without charge by writing to the Secretary, c/o Fintech Scion Limited, Portman House, 2 Portman Street, London, W1H 6DU United Kingdom.

By Order of the Board of Directors

/s/ Shalom Dodoun
Shalom Dodoun
Director

[*], 2023

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

of

FINTECH SCION LIMITED

“4.1     Number of Authorized Shares; Par Value. The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the Corporation is authorized to issue is four hundred twenty-five million (425,000,000) shares, of which four hundred million (400,000,0000) shares shall be Common Stock, $0.001 par value per share, and twenty-five million (25,000,000) shares be Preferred Stock, $0.001 par value per share.

At the Effective Time every [*] (the “Reverse Split Factor”) outstanding shares of Common Stock shall without further action by the corporation or the holder thereof be combined into and automatically become one share of Common Stock (the “Reverse Stock Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split.”

*	The Board of Directors will have the discretion to effect the Reverse Split at a ratio of any whole number between 1-for-4 and 1-for-25.

PROXY CARD

FINTECH SCION LIMITED

PROXY FOR ANNUAL MEETING TO BE HELD ON [*], 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Shalom Dodoun and Lim Chun Hoo, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Fintech Scion Limited (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on [*], 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Nevada.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held Virtually on [*], 2023 at [9:00 a.m. Eastern Standard Time. The proxy statement and the 2022 Annual Report on Form 10-K are available at [www.annualgeneralmeetings.com/[*].]

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Fintech Scion Limited to be held virtually, on [*], 2023, beginning at 9:00 a.m. Eastern Standard Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 & 3

1. Election of Directors Nominees	FOR	WITHHOLD

01- Shalom Dodoun	☐	☐
02- Lim Chun Hoo	☐	☐
03- Colin Ellis	☐	☐
04- Richard Berman	☐	☐

2. Proposal to ratify the appointment of PAN-CHINA SINGAPORE PAC, as our independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to amend our amended and restated articles of incorporation to effect a reverse stock split.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2023

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to [www.annualgeneralmeetings.com/[*]

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, TX 75093

3.	BY PHONE:

([*]) [*]-[*]

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on [*], 2023.